SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                                 December 13,2005
                                 ----------------
                                 Date of Report
                        (Date of earliest event reported)


                             BEAR LAKE RECREATION, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



    NEVADA                       000-49671                      87-0620495
    ------                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                      4685 South Highland Drive, Suite 202
                            Salt Lake City, UT 84117
                         -------------------------------
                    (Address of Principal Executive Offices)

                                 (801) 278-9424
                                 --------------
                         (Registrant's Telephone Number)

                                       N/A
                                       ---
          (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events;

     The Company received notification that the NASD has approved the Form 211 application for addition to the OTC Bulletin Board under the ticker symbol "BLKR", effective December 13, 2005 under an 'eligible' status for 30 days before becoming an active listing. Notice of the addition to the Bulletin Board is available at www.otcbb.com

     The Company can make no assurance that an established trading market will develop.




                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Bear Lake Recreation, Inc.

Dated: 12/13/05                               /s/ WAYNE R. BASSHAM
       --------                               --------------------------
                                              Wayne R. Bassham
                                              President and Director